ALLEGIANT FUNDS

                    MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND

                                  A & C SHARES
                                    I SHARES

            SUPPLEMENT DATED MARCH 10, 2009 TO THE PROSPECTUSES DATED
                   OCTOBER 1, 2008 AND STATEMENT OF ADDITIONAL
                    INFORMATION ("SAI") DATED OCTOBER 1, 2008


       THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT
           CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN
                   CONJUNCTION WITH THE PROSPECTUSES AND SAI.

         On February 27, 2009, the Board of Trustees of the Allegiant Funds (the "Board") approved a proposal to liquidate the Allegiant Multi-Factor Small Cap Focused Value Fund (the "Fund") effective May 12, 2009 (the "Liquidation Date"). This decision was made after careful consideration of the Fund's operations, asset size and current expenses. Accordingly, the Fund will no longer accept purchases effective March 20, 2009. All shareholders may redeem or exchange shares of the Fund for any other Allegiant Fund that is open to new investors until the Liquidation Date. You may redeem or exchange shares on any business day prior to the Liquidation Date by contacting us directly by mail, telephone (by calling toll free 1-800-622-FUND (3863) or via our website (www.allegiantfunds.com). Class C shareholders will not be charged a CDSC if shares are redeemed, liquidated or exchanged into another Allegiant Fund. If you invest through a consultant, financial intermediary or institution, you should contact the consultant, financial intermediary or institution for more information on how to redeem or exchange your shares. On May 11, 2009, the Fund will suspend all redemptions and exchanges in order to facilitate an orderly liquidation. If you still hold shares of the Fund as of the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account within 14 days. The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE